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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                   May 5, 2005

                                 TEKTRONIX, INC.
             (Exact name of registrant as specified in its charter)

           OREGON                       1-04837                 93-0343990
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                    Identification No.)

                                   ----------

         14200 SW Karl Braun Drive
             Beaverton, Oregon                                     97077
  (Address of principal executive offices)                       (Zip Code)

                                   ----------

       Registrant's telephone number, including area code: (503) 627-7111

                                    No Change
         (Former name or former address, if changed since last report.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (d) On May 6, 2005, Tektronix, Inc. issued a press release announcing that Robin L. Washington has been elected to the Board of Directors of Tektronix, Inc. effective May 5, 2005. The press release is attached to this Form 8-K as Exhibit 99.1. Ms. Washington has been appointed to the Audit Committee of the Board of Directors, and has been identified by the Board of Directors as the Audit Committee "financial expert" in accordance with the rules of the Securities and Exchange Commission.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     (a) On May 5, 2005, the Board of Directors of Tektronix, Inc. approved a resolution increasing the board to nine directors and approved an amendment to Article II, Section 2 of the Company's Bylaws deleting the reference to the prior size of the board.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           EXHIBIT NO.   EXHIBIT DESCRIPTION
           -----------   -------------------------------------------------------

              3(ii)      Bylaws of the Company, as amended.

              99.1 Press release of Tektronix, Inc. dated May 6, 2005, announcing that Robin L. Washington has been elected to the Board of Directors of Tektronix, Inc. effective
                         May 5, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 9, 2005

                                    TEKTRONIX, INC.

                                    By:  /s/ JAMES F. DALTON
                                         ----------------------------------
                                         James F. Dalton
                                         Senior Vice President, General Counsel,
                                         and Secretary

                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION
-----------   --------------------------------------------------------------
   3(ii)      Bylaws of the Company, as amended.

   99.1 Press release of Tektronix, Inc. dated May 6, 2005, announcing that Robin L. Washington has been elected to the Board of Directors of Tektronix, Inc. effective May 5, 2005.